Supplement to

Calvert Variable Series, Inc.
Ameritas MidCap Growth Portfolio

Prospectus dated April 30, 2009
Date of Supplement: December 16, 2009

The Board of Directors has approved a resolution to "merge" Ameritas MidCap Growth Portfolio, a series of Calvert Variable Series, Inc., into Summit MidCap 400 Index Portfolio, a series of Summit Mutual Funds, Inc.

Ameritas MidCap Growth Portfolio shareholders will be asked to vote on the proposed merger and must approve the transaction before any change may take place. If shareholders approve the transaction, your shares of Ameritas MidCap Growth Portfolio will be exchanged for shares of Summit MidCap 400 Index Portfolio. The number of Summit MidCap 400 Index Portfolio shares you receive will depend on the value of your Ameritas MidCap Growth Portfolio shares at the time the merger takes place.

A filing will be made with the Securities and Exchange Commission detailing the proposed changes pursuant to the merger. It will be sent to shareholders further explaining the proposed Agreement and Plan of Reorganization, which will not be implemented before shareholder approval.

In the meantime, a change to the portfolio manager of the Portfolio has been made, effective December 11, 2009, as disclosed below:

Replace the second sidebar on page 17 with the following:

Subadvisor: Summit Investment Partners, Inc.

Under “Principal Investment Strategies” on page 17, replace the second last two sentences with the following:

The Portfolio considers a mid-capitalization company to have a market capitalization within the range of companies in the S&P MidCap 400 Index. As of December 31, 2008, the market capitalization of the S&P MidCap 400 Index companies ranged from $103 million to $7.9 billion with a median level of $1.6 billion and an average level of $1.8 billion. The S&P MidCap 400 Index is capitalization-weighted, meaning that companies whose securities have larger market capitalizations will contribute more to the Index’s value than companies whose securities have smaller market capitalizations.

Under “Principal Risks” on page 17, replace the second bullet with the following, and delete the fourth and sixth bullets, recognizing that the Portfolio will be managed as an index fund:

An index fund has operating expenses; a market index does not. The Portfolio, while expected to track its target as closely as possible, will not be able to match the performance of the index exactly.

Under “Investment Strategies and Risks” on page 20, delete “Active Trading Strategy/Turnover”.

Under “Subadvisor and Portfolio Managers” on page 22, replace the first two paragraphs and chart with the following:

Summit Investment Partners, Inc. ("Summit"), 312 Walnut Street, Suite 2500, Cincinnati, OH 45202, serves as the Subadvisor to the Portfolio.

Information is provided below identifying each member of the team who is employed by or associated with the Subadvisor of the Portfolio, and who is jointly and primarily responsible for the day-to-day management of the Portfolio (each a “Portfolio Manager”). The SAI provides additional information about the Portfolio Manager’s management of other accounts, compensation and ownership of securities in the Portfolio.

Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team
Gary R. Rodmaker, CFA	Managing Director	Since 1989	Managing Director of Summit	Team Leader
Kevin L. Keene	Analyst	Since 2006	Equity index and derivatives analyst for Summit since 2006. Director of Administration, FTJ FundChoice 2001- 2006.	Team Member

Under “Advisory Fees” on page 22, replace the first sentence of the first paragraph with the following:

The advisory fee paid to the Advisor by the Portfolio will be 0.75% of the Portfolio’s average daily net assets.

* * *

Due to the affiliation between the Advisor (a subsidiary of Calvert Group, Ltd., which is a subsidiary of UNIFI Mutual Holding Company) and Summit, this change in sub-advisor is subject to shareholder approval. A filing is being made with the Securities and Exchange Commission detailing this change and will be sent to shareholders on or about February 15, 2010.